UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  January 30, 2001


                            URECOATS INDUSTRIES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-20101                        13-3545304
---------------                   ------------                    -------------
(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                      ID Number)
incorporation)


4100 North Powerline Road, Suite F-1, Pompano Beach, Florida         33073
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:          954-977-5428
                                                   ----------------------------


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          (Former name or former address, if changed since last report)











ITEM 5.  OTHER EVENTS
---------------------

Designer Wear et. al. vs. Smith & Wesson et. al.

This litigation has been settled on terms mutually satisfactory to Urecoats Industries Inc. and the Smith & Wesson Corp.















































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  URECOATS INDUSTRIES INC.
                                                        (Registrant)


Date:  February 7, 2001                           /s/ Michael T. Adams
       ----------------                           ------------------------
                                          By:     Michael T. Adams
                                          Title:  Executive Vice President







































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